UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2006

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

        The information included in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        (c) On August 7, 2006, Provident Financial Holdings, Inc. ("Corporation") the holding company for Provident Savings Bank, F.S.B. ("Bank") announced that the Bank appointed Kathryn R. Gonzales to the position of Senior Vice President - Retail Banking. Ms. Gonzales has more than 25 years of experience with financial institutions including the last 10 years in senior management.

        Ms. Gonzales' compensation arrangement with the Bank provides that she will be entitled to an annual base salary of $155,000, eligible to receive an annual bonus with a baseline target up to 25% of salary and a one-time sign-on bonus of $20,000 which is subject to forfeiture if she leaves the employment of the Bank before her one-year anniversary. Ms. Gonzales will receive an Incentive Stock Option Grant of 50,000 shares and will enter into a standard form of severance agreement with a term of one year which may be extended for an additional year on the anniversary of the effective date of the agreement by the Board of Directors. Ms. Gonzales will also receive an automobile allowance of $500 per month, four weeks of vacation each year and be eligible to participate in any benefit plan of the Bank including the Employee Stock Ownership Plan, 401(k) Plan and medical, dental or other insurance plans.

        A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

            (a)       Exhibits.

           10.1     Form of Severance Agreement (incorporated by reference to Exhibit 10.1 contained in the
                       Corporation's Current Report on Form 8-K dated June 30, 2006).

          10.2      Form of Incentive Stock Option Agreement for options granted under the 2003 Stock
                       Option Plan (incorporated by reference to Exhibit 10.13 to the Corporation's Annual Report
                       on Form 10-K for the year ended June 30, 2005).

           99.1     News Release of Provident Financial Holdings, Inc. dated August 7, 2006.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2006                                PROVIDENT FINANCIAL HOLDINGS, INC.

                                                                /s/ Craig G. Blunden
                                                                Craig G. Blunden
                                                                Chairman, President & CEO.
                                                                (Principal Executive Officer)

                                                                /s/ Donavon P. Ternes
                                                                Donavon P. Ternes
                                                                Chief Financial Officer
                                                                (Principal Financial and Accounting Officer)

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Exhibit 99.1

News Release of Provident Financial Holdings, Inc. dated August 7, 2006

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3756 Central Ave.                                   NEWS RELEASE
Riverside, CA 92506
(951) 686-6060

Provident Financial Holdings Appoints
Senior Vice President - Retail Banking

        Riverside, Calif. - August 7, 2006 - Provident Financial Holdings, Inc. ("Company"), Nasdaq GSM: PROV, the holding company for Provident Savings Bank, F.S.B. ("Bank"), announced today that the Bank appointed Kathryn R. Gonzales as Senior Vice President of Retail Banking. Ms. Gonzales has more than 25 years of experience with financial institutions including the last 10 years in senior management.

        Ms. Gonzales joins the Bank most recently from Bank of America where she was responsible for working with under-performing branches and re-energizing their business development capabilities. Prior to that she was with Arrowhead Central Credit Union where she was responsible for 25 retail branches and oversaw their significant deposit growth. Her experience includes retail branch sales development, branch operations, development of business related products and services, and commercial lending.

        Craig G. Blunden, chairman and chief executive officer stated, "I am pleased that Kathryn has joined our senior management team. Kathryn's prior success and vast experience will drive our future success in deposit gathering, a task she is very qualified to manage."

        "I am looking forward to the tremendous opportunity I see at Provident," commented Ms. Gonzales. "I am familiar with many financial institutions but few have demonstrated the success that Provident has over its 50-year history."

        The Company is the holding company for Provident Savings Bank, F.S.B., which is a financial services company committed to serving consumers and small to mid-sized businesses in the Inland Empire region of Southern California. The Bank conducts its business operations as Provident Bank, Provident Bank Mortgage and through its subsidiary, Provident Financial Corp. Business activities consist of community banking, mortgage banking, investment services and real estate operations.

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Safe-Harbor Statement

Certain matters in this News Release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2005, as amended.

Contacts:            Craig G. Blunden                             Donavon P. Ternes
                          Chairman, President & CEO            Senior Vice President & CFO

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